BEAR STEARNS[GRAPHIC OMITTED]                         BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                       ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                            New York, N.Y. 10167
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax

--------------------------------------------------------------------------------

                       NEW ISSUE COMPUTATIONAL MATERIALS

                                 (Part I of II)


                          $1,000,000,000 (Approximate)


                           RAMP SERIES 2003-RS6 TRUST
                                     Issuer

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2003-RS6




                                 JULY 16, 2003

--------------------------------------------------------------------------------

                               BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

             STATEMENT   REGARDING   ASSUMPTIONS  AS  TO   SECURITIES,   PRICING
ESTIMATES,  AND OTHER  INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003-RS6 TRUST
Computational Materials: Preliminary Term Sheet  (Page 1)
-------------------------------------------------------------------------------
                          $1,000,000,000 (Approximate)



CHARACTERISTICS OF THE CERTIFICATES (A), (B), (C), (D)

----------- ------- ------------ ------------- -------- -------- ---------- ---------- -----------
                                                AVG.    PRINCIPALEXPECTED     FINAL     EXPECTED
                       ORIGINAL                 LIFE    LOCKOUT/   FINAL    SCHEDULED   RATINGS
             LOAN     PRINCIPAL                TO CALL  WINDOW   MATURITY   MATURITY     (S&P/
CLASS       GROUP       BALANCE     COUPON     (YEARS)  (MONTHS)   DATE       DATE      MOODY'S)
                                                                 ---------- ----------
----------- ------- ------------ ------------- -------- -------- ---------- ---------- -----------

  A-I-1       I                  Seq Fltr (e)           0 /      3/25/05    12/25/20   AAA / Aaa
                    $180,993,000                0.90       20
  A-I-2       I                  Seq Fxd                19 /     11/25/05   10/25/24   AAA / Aaa
                     64,348,000                 2.00        9
  A-I-3       I                  Seq Fxd                27 /     5/25/07    12/25/28   AAA / Aaa
                     97,248,000                 3.00       19
  A-I-4       I                  Seq Fxd                45 /     4/25/10    10/25/31   AAA / Aaa
                     91,453,000                 5.00       36
  A-I-5       I                  Seq Fxd                80 /     2/25/12    7/25/33    AAA / Aaa
                     60,958,000  (f)(h)         8.34       23
  A-I-6       I                  NAS Fxd                36 /     2/25/12    7/25/33    AAA / Aaa
                     55,000,000  (f)(i)         6.44       67
----------- ------- ------------ ------------- -------- -------- ---------- ---------- -----------
                    $550,000,000
TOTAL
----------- ------- ------------ ------------- -------- -------- ---------- ---------- -----------
----------- ------- ------------ ------------- -------- -------- ---------- ---------- -----------
  A-II-A      II    $300,000,000 Fltr (g)(h)    2.98    0 /      8/25/11    7/25/33    AAA / Aaa
                                                           97
  A-II-B      II    150,000,000  Fltr (g)(h)            0 /      8/25/11    7/25/33    AAA / Aaa
                                                2.96       97
----------- ------- ------------ ------------- -------- -------- ---------- ---------- -----------
                    $450,000,000
TOTAL
----------- ------- ------------ ------------- -------- -------- ---------- ---------- -----------

NOTES: (A) Class sizes subject to a 10% variance.

(B) Pricing Prepayment Speed Assumption: Group I Loans: 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter). Group II Loans: 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter).

(C) Each certificate will be priced to a 10% clean-up call (as described herein). (D) Ambac will guarantee interest and principal, subject to certain limitations, as described herein.

(E) The lesser of (i) one-month LIBOR plus the related margin and (ii) the Group I Net WAC Cap Rate.

(F) The pass-through rate on the Class A-I-5 and Class A-I-6 Certificates will be the lesser of the related fixed rate per annum and the Group I Net WAC Cap Rate.

(G) The least of (i) one-month LIBOR plus the related margin, (ii) the Group II Net WAC Cap Rate and (iii) 14% per annum.

(H) If the 10% optional call for the Group I Loans is not exercised, the coupon on the Class A-I-5 Certificates will increase by 0.50% per annum beginning on the second distribution date after the first possible optional call date. Likewise, if the 10% optional call for the Group II Loans is not exercised, the margin on the Class A-II Certificates will double beginning on the second distribution date after the first possible optional call date.

(I)    Lockout bond.

ISSUER:                      RAMP Series 2003-RS6 Trust.

CERTIFICATES:                The Class A-I-1  through  Class A-I-6  Certificates
                             (collectively, the "Class A-I Certificates"), are backed by first lien, fixed-rate mortgage loans
                             (the "Group I Loans").

                             The Class A-II-A Certificates are backed by first lien, adjustable-rate mortgage loans with original principal balances that may conform to either Freddie Mac or Fannie Mae limitations (the "Group II-A Loans").

                             The Class A-II-B Certificates (together with the Class A-II-A Certificates, the "Class A-II
                             Certificates") are backed by first lien, adjustable-rate mortgage loans with original principal balances that may or may not conform to either Freddie Mac or Fannie Mae limitations (the "Group II-B Loans").

                             The  Class   A-I   Certificates   and  Class   A-II
                             Certificates are referred to together as the "Class A Certificates".

UNDERWRITERS:  Bear,  Stearns & Co. Inc.,  Citigroup  Global Markets Inc.,  J.P.
     Morgan Securities Inc., Residential Funding Securities Corporation.

DEPOSITOR: Residential Asset Mortgage Products, Inc. ("RAMP").

TRUSTEE: JPMorgan Chase Bank.

MASTER  SERVICER:   Residential  Funding  Corporation  (the  "Seller",   "Master
     Servicer" or "RFC"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

SUBSERVICER:  Primary  servicing  will  be  provided  by  HomeComings  Financial
     Network, Inc. ("HomeComings") with respect to approximately 95.22% of the Group I Loans, approximately 100.00% of the Group II-A Loans and approximately 99.73% of the Group II-B Loans. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

CERTIFICATE INSURER: Ambac Assurance Corporation ("Ambac"), rated Aaa by Moody's and AAA by Standard & Poor's.

CUT-OFF DATE: July 1, 2003.

SETTLEMENT DATE: On or about July 29, 2003.

DISTRIBUTION DATES: 25th of each month (or the next business day if such day is not a business day) commencing in August 2003.

FORM OF CERTIFICATES: Book-entry form through DTC, Clearstream and Euroclear.

MINIMUM DENOMINATIONS: $25,000 and integral multiples of $1 in excess thereof.

ERISACONSIDERATIONS: It is expected that the Class A Certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGALINVESTMENT:   The  Certificates   will  not  constitute   "mortgage-related
     securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

TAX  STATUS: One or more REMIC elections.

COLLATERAL  DESCRIPTION:   Two  loan  groups:  Group  I  (fixed)  and  Group  II
     (adjustable). The Group II Loans will be comprised of two sub-groups: the Group II-A Loans and Group II-B Loans.

     Group I Loans will consist of first lien, fixed-rate mortgage loans with an aggregate principal balance of approximately $[550,000,000] as of the Cut-off Date.

     Group II-A Loans will consist of first lien, adjustable-rate mortgage loans with original principal balances that may conform to either Freddie Mac or Fannie Mae guidelines with an aggregate principal balance of approximately $[225,000,000] as of the Cut-off Date.

     Group II-B Loans will consist of first lien, adjustable-rate mortgage loans with original principal balances that may or may not conform to either Freddie Mac or Fannie Mae guidelines with an aggregate principal balance of approximately $[225,000,000] as of the Cut-off Date.

PREPAYMENT  ASSUMPTION:  Group I: 23% HEP (2.3% CPR in month 1,  building to 23%
     CPR by month 10, and remaining constant at 23% CPR thereafter).

     Group II: 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter).

OPTIONAL CALL: If the aggregate principal balance of either the Group I Loans or Group II Loans falls below 10% of the original principal balance of the respective group ("Optional Call Date"), the Master Servicer may terminate the trust with respect to that loan group. However, no termination of the trust with respect to either loan group will be permitted if the Certificate Insurer can show a reasonable probability that it would result in a draw on the Policy, unless the Certificate Insurer consents. The optional calls are independent of each other.

THE NEGOTIATED CONDUIT ASSET PROGRAM: The mortgage loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. The NCA program includes mortgage loans that do not meet the guidelines for Residential Funding's standard securitization programs. Examples include mortgage loans with greater debt-to-income ratios, mortgage loans with a combination of higher LTV for reduced documentation type, or mortgage loans with a combination of higher LTV for the credit grade.

     Residential Funding's standard programs are identified as follows:

     Jumbo  A  program:   "A  quality,"   non-conforming
     mortgage loans,  which are then  securitized  under
     the RFMSI shelf.  An example of an NCA program loan
     includes,  but is not limited  to, a mortgage  loan
     made   to  a   borrower   with   a   higher   total
     debt-to-income   ratio   than   that   allowed   by
     Residential Funding's "Jumbo A" program.

     Expanded  Criteria program:  "A quality"  borrowers
     whose   collateral   characteristics   differ  from
     conforming  and  jumbo  guidelines,  which are then
     securitized  under the RALI shelf. An example of an
     NCA program loan includes, but is not limited to, a
     mortgage    loan   where   the    combination    of
     loan-to-value ratio, credit score and documentation type do not meet Residential Funding's "Expanded
     Criteria" program guidelines.

     Home  Solution  program:  first  lien,  "A-quality"
     mortgage loans with LTV's up to 107, which are then
     securitized  under the RAMP-RZ shelf. An example of
     an NCA program  loan  includes,  but is not limited
     to,  a loan  made to a  borrower  who does not meet
     reserve   requirements  of  the  program  or  total
     debt-to-income  exceeds underwriting  guidelines of
     Residential Funding's "Home Solution" program.

     AlterNet program:  loans with  characteristics that
     do  not  meet   traditional   "A  quality"   credit
     requirements,  which are then securitized under the
     RASC  shelf.  An  example  of an NCA  program  loan
     includes,  but is not limited  to, a mortgage  loan
     with a higher  loan-to-value  ratio than the credit
     grade  within  Residential   Funding's   "Alternet"
     program guidelines allows.

     In  addition,  the NCA  program  includes  mortgage
     loans,  identified  as "Seasoned  Loans," that were
     included in mortgage pools  previously  securitized
     by  affiliates  of   Residential   Funding.   These
     mortgage  loans  may  not  conform  to  Residential
     Funding's   current   underwriting    criteria   or
     documentation requirements.

CREDIT ENHANCEMENT:  A. AMBAC WRAP ("THE  POLICY").  Ambac will  guarantee:  (a)
     interest on the Class A Certificates at the related Pass-Through Rates, (b) the amount of any losses allocated to the Class A Certificates not covered by excess cash flow or overcollateralization and (c) the payment of principal on the Class A Certificates by no later than the July 2033 Distribution Date. The Policy will not guarantee any interest shortfalls relating to the Relief Act, prepayment interest shortfalls, Group I Net WAC Cap Shortfalls or Group II Basis Risk Shortfalls.

       B.  OVERCOLLATERALIZATION ("OC").

                                                GROUP I           GROUP II
       INITIAL (%ORIG.)                          0.00%              0.00%
       OC TARGET (% ORIG.)                      [2.10%]            [8.25%]
       STEPDOWN OC TARGET (% CURRENT)           [4.20%] (1)       [16.50%] (1)
       OC FLOOR (% ORIG.)                        0.50%              0.50%
       OC HOLIDAY                                [None]            [None]

     (1) Subject to certain trigger events as specified in the underlying documents.

C. CROSS-COLLATERALIZATION. The trust provides for cross-collateralization through the application of excess cash flow generated by one loan group to cover losses and to fund the required level of OC in the non-related loan group to the extent not covered by the excess cash flow for the non-related loan group.

D. EXCESS SPREAD. Group I: Initially equal to approximately [373] bps per annum. Group II: Initially equal to approximately [625] bps per annum.

PRIORITY OF PAYMENTS: Payments to the holders of the Certificates will be made from the available amount from each loan group generally as follows:

                             1) Distribution of interest to the related Class A Certificates;

                             2) Distribution of principal to the related Class A Certificates, in the priority described herein;

                             3) Distribution of principal to the related Class A Certificates, and subsequently, to the non-related Class A Certificates, to cover some realized losses;

                             4) Reimbursement to the certificate insurer for prior draws made on the certificate guaranty insurance policy;

                             5) Distribution of additional principal to the related Class A Certificates, and subsequently, to the non-related Class A Certificates, from the excess interest on the related mortgage loans, until the required level of overcollateralization is reached;

                             6) Payment to the related Class A Certificates and subsequently, to the non-related Class A Certificates in respect of prepayment interest shortfalls;

                             7) To the extent provided in the prospectus supplement, payment to the Class A-II Certificates in respect of any Group II Basis Risk Shortfall Carry-Forward Amount and payment to certain
                                Class A-I Certificates in respect of interest shortfalls due to the application of the cap on the related Pass-Through Rate; and

                             8) Distribution of any remaining funds to the non-offered certificates.


INTEREST ACCRUAL PERIOD: Classes A-I-2 through Class A-I-6: the calendar month preceding the current Distribution Date on a 30/360 basis.

                             Class A-I-1 and Class A-II Certificates: from and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date, on an actual/360 basis.

PASS-THROUGH RATES:          Group I Pass-Through Rates:
                             --------------------------
                             On  each   Distribution   Date,   the  Class  A-I-1
                             Pass-Through Rate will be a per annum rate equal to the lesser of (i) One-Month LIBOR plus __% (the
                             "Class A-I-1  Margin") and (ii) the Group I Net WAC
                             Cap Rate.

                             On each Distribution Date, interest will accrue for the Class A-I-2, Class A-I-3 and Class A-I-4 Certificates at a fixed rate per annum.

                             On each Distribution Date, interest will accrue for the Class A-I-5 and Class A-I-6 Certificates at a fixed rate equal to the lesser of (a) the respective fixed rate coupon and (b) the Group I Net WAC Cap Rate.

                             The fixed rate coupon on the Class A-I-5 Certificates will increase by 0.50% per annum for any Distribution Date beginning on the second Distribution Date after the first possible related Optional Call Date.

                             Group II Pass-Through Rates:
                             The Class A-II-A Pass-Through Rate will be a per annum rate equal to the least of (x) with respect to any Distribution Date which occurs prior to the second Distribution Date after the first related Optional Call Date, One-Month LIBOR plus __% (the "Class A-II-A Margin"), and beginning on the second Distribution Date thereafter, One-Month LIBOR plus 2 times the Class A-II-A Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

                             The Class A-II-B Pass-Through Rate will be a per annum rate equal to the least of (x) with respect to any Distribution Date which occurs prior to the second Distribution Date after the first related Optional Call Date, One-Month LIBOR plus __% (the "Class A-II-B Margin"), and beginning on the second Distribution Date thereafter, One-Month LIBOR plus 2 times the Class A-II-B Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

GROUPI NET WAC CAP RATE: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, and, in the case of the Class A-I-1 Certificates, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

                             For any Distribution Date on which the Pass-Through Rate on the Class A-I Certificates is limited to the Group I Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon (the "Group I Net WAC Cap Carry-Forward Amount").

GROUP II NET WAC
CAP RATE: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

                             For any Distribution Date on which the Pass-Through Rate on the Class A-II Certificates is limited to the Group II Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon, subject to a maximum of 14.00% (the "Group II Basis Risk Shortfall Carry-Forward Amount").

WEIGHTED AVERAGE    Master servicing fee and sub-servicing fee of approximately:
MONTHLY FEES:                   0.33% for Group I
                                0.51% for Group II
                             The Policy premium for the related Class A Certificates is as stated in the underlying documents.

NET MORTGAGE RATE: With respect to any mortgage loan, the mortgage rate thereon minus (i) the rates at which the master servicing and subservicing fees are paid and (ii) the rate at which the related premium for the certificate guaranty insurance policy is paid; provided, that for purposes of this calculation, the rates at which the related premium for the certificate guaranty insurance policy is paid shall be multiplied by a fraction equal to (x) the aggregate certificate principal balance of the related Class A Certificates over (y) the aggregate stated principal balance of the mortgage loans in the related loan group.

ELIGIBLE  MASTER  SERVICING   COMPENSATION:   For  either  loan  group  and  any
     Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans in that loan group. Excess Cash Flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for Excess Cash Flow.

ADVANCES: The Master Servicer will advance delinquent  principal and interest to the extent the advance is recoverable from future collections on the loan. GROUP I PRINCIPAL DISTRIBUTIONS: The principal distribution amount with respect to the Group I Certificates will be distributed first to the Class A-I-6 Certificates in an amount equal to the Class A-I-6 Lockout Distribution Amount for that Distribution Date (as set forth in the underlying table). The remaining amounts payable to the Class A-I Certificates will be paid to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 and Class A-I-6 Certificates, in that order, until paid in full.

CLASSA-I-6 PRO RATA DISTRIBUTION  AMOUNT:  For any Distribution  Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class A-I-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Class A-I Certificates immediately prior to that Distribution Date and (y) the principal distribution amount for Loan Group I for that Distribution Date.

CLASSA-I-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date, the product of (x) the Class A-I-6 Lockout Percentage for that Distribution Date and
     (y) the Class A-I-6 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class A-I-6 Lockout Distribution Amount for a Distribution Date exceed the principal distribution amount for Loan Group I for that Distribution Date.

CLASS A-I-6 LOCKOUT
PERCENTAGE:
             DISTRIBUTION DATES                                    LOCKOUT
                                                                 PERCENTAGE
             August 2003 to and including July 2006                  0%
             August 2006 to and including July 2008                  45%
             August 2008 to and including July 2009                  80%
             August 2009 to and including July 2010                 100%
             August 2010 and thereafter                             300%

GROUPI REQUIRED  OVERCOLLATERALIZATION  AMOUNT: With respect to any Distribution
     Date and the Group I Loans, (a) if such Distribution Date is prior to the Group I Stepdown Date, [2.10]% of the aggregate stated principal balance of the Group I Loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Group I Stepdown Date, the greater of (i) [4.20]% of the then current aggregate stated principal balance of the Group I Loans as of the end of the related due period and (ii) the Overcollateralization Floor for Group I; provided, however, that in the event certain trigger events specified in the pooling and servicing agreement are not satisfied, the Group I Required Overcollateralization Amount will not be reduced.

     GROUPI STEPDOWN DATE: The Distribution  Date which is the later to occur of
          (x) the Distribution Date in February 2006 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group I Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group I Loans as of the Cut-off Date.

     GROUPII  PRINCIPAL  ALLOCATION  AMOUNT:  With  respect to any  Distribution
          Date, the sum of (a) the principal remittance amount for that Distribution Date on the Group II Loans and (b) the aggregate amount of realized losses on the Group II Loans in the calendar month preceding that Distribution Date, to the extent covered by excess cashflow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient excess cashflow to cover all realized losses on the Group II Loans, in determining the Class A-II-A Principal Distribution Amount and Class A-II-B Principal Distribution Amount, the available excess cashflow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro rata, based on the principal portion of realized losses on the Group II-A Loans and Group II-B Loans, respectively.


CLASS A-II-A PRINCIPAL
DISTRIBUTION                 AMOUNT:  On any  Distribution  Date,  the principal
                             distribution amount related to the Group II Loans multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation
                             Amount related to the Group II-A Loans for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for that Distribution Date.

     CLASSA-II-B PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the principal distribution amount related to the Group II Loans multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to the Group II-B Loans for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for that Distribution Date.

     GROUPII PRINCIPAL DISTRIBUTIONS: The principal distribution amount related to the Group II Loans will be distributed to the Class A-II Certificates as follows:

     The Class A-II-A Principal Distribution Amount will be paid to the Class A-II-A Certificates until the certificate principal balance of the Class
     A-II-A Certificates has been reduced to zero and then to the Class A-II-B Certificates until the certificate principal balance of the Class A-II-B Certificates has been reduced to zero.

     The Class A-II-B Principal Distribution Amount will be paid to the Class A-II-B Certificates until the certificate principal balance of the Class
     A-II-B Certificates has been reduced to zero and then to the Class A-II-A Certificates until the certificate principal balance of the Class A-II-A Certificates has been reduced to zero.

     GROUPII  REQUIRED   OVERCOLLATERALIZATION   AMOUNT:  With  respect  to  any
          Distribution Date and the Group II Loans, (a) if such Distribution Date is prior to the Group II Stepdown Date, [8.25]% of the aggregate stated principal balance of the Group II Loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Group II Stepdown Date, the greater of (i) [16.50]% of the aggregate stated principal balance of the Group II Loans as of the end of the related due period and (ii) the Overcollateralization Floor for Group II; provided, however, that in the event certain trigger events specified in the pooling and servicing agreement are not satisfied, the Group II Required Overcollateralization Amount will not be reduced.

     GROUPII STEPDOWN DATE The Distribution  Date which is the later to occur of
          (x) the Distribution Date in February 2006 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group II Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group II Loans as of the Cut-off Date.